UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2021

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	LAZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2021, the Board of Directors (the “Board”) of Lazard Ltd (the “Company”) elected William M. Lewis, Jr. to join the Board, effective April 29, 2022. The Company issued a press release on October 12, 2021 announcing the election of Mr. Lewis, a copy of which is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference. Upon joining the Board, Mr. Lewis will receive compensation pursuant to the Company’s directors’ compensation program for non-executive directors, the terms of which are described in Item 1 of the Company’s Definitive Proxy Statement on Schedule 14A filed on March 16, 2021 (the “2021 Proxy Statement”) and are incorporated herein by reference.

Mr. Lewis currently serves as a Managing Director of the Company and receives cash and equity-based compensation for such services. He is also currently eligible to participate in the employee benefit plans available to U.S. Managing Directors. Following Mr. Lewis’s retirement from the Company on November 12, 2021, Mr. Lewis has the opportunity to retain his outstanding equity-based awards in accordance with the Company’s Deferred Compensation Retirement Policy, the terms of which are described in Item 2 of the Company’s 2021 Proxy Statement and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.    The following exhibits are filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on October 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on October 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Chief Administrative Officer and General Counsel

Dated: October 12, 2021